SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     September 20, 2019

BRIDGELINE DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 Summit Drive

Burlington, MA 01803

(Address of principal executive offices, including zip code)

     (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BLIN	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 20, 2019, Bridgeline Digital, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Meeting”). Shareholders present at the Meeting, either in person or by proxy, represented 71.33% of the 2,959,400 shares eligible to vote at the Meeting. The following is a summary of the matters voted on and the results of the voting at the Meeting:

(1)	Proposal 1 - The results of the voting for the election of two directors to serve a term of three years each:

Nominees	For	Withheld	Broker Non-Votes
Kenneth Galaznik	843,414	97,381	1,170,055
Scott Landers	842,405	98,390	1,170,055

Each of the persons nominated to serve on the Board of Directors received a plurality of the shares voted and has been duly elected.

(2)

Proposal 2 - The results of the voting to approve and amend the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) available for issuance as awards granted under the Stock Incentive Plan from 10,000 to 800,000 shares was approved by the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
647,720	278,745	16,330	-

(3)

Proposal 3 - The results of the voting to approve an adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal 2 was approved by the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
1,537,738	463,320	44,847	-

(4)

Proposal 4 - The results of the voting to ratify the selection of Marcum, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2019 was approved by the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
1,864,360	196,976	49,512	-

(5)	Proposal 5 - The results of the voting to hold an advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay”) was approved by the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
726,111	206,870	7,814	1,170,055

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Mark G. Downey
Mark G. Downey
Chief Financial Officer and Treasurer

Date: September 24, 2019